GOODWILL AND OTHER INTANGIBLES	6 Months Ended
Jun. 30, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLES	GOODWILL AND OTHER INTANGIBLES
Changes in the carrying amount of goodwill for the six months ended June 30, 2022 are as follows:

	Agriculture	Construction	Financial Services	Total
	(in millions)
Balance at January 1, 2022	$3,020	$49	$141	$3,210
Acquisition	43	—	—	43
Foreign currency translation and other	10	(4)	—	6
Balance at June 30, 2022	$3,073	$45	$141	$3,259

Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs that would indicate it is more likely than not that the fair value of a reporting unit is less than book value. CNH Industrial performed its most recent annual impairment review as of December 31, 2021 and concluded that there was no impairment to goodwill for any of the reporting entities.
The acquisition of Specialty Enterprises LLC (Specialty) during the second quarter of 2022 led to the increase in Goodwill for Agriculture of $43 million. Goodwill related to the acquisition was calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The valuation of assets acquired and liabilities assumed has not yet been finalized as of June 30, 2022. Thus, goodwill associated with the acquisitions is subject to adjustment during the measurement period.
The acquisitions of Raven and Sampierana during the fourth quarter of 2021 led to an increase in goodwill for Agriculture and Construction of $1.3 billion and $51 million, respectively. Goodwill related to the acquisitions was calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The valuation of assets acquired and liabilities assumed has not yet been finalized as of June 30, 2022. Thus, goodwill associated with the acquisitions is subject to adjustment during the measurement period. Measurement period adjustments were recorded in the current quarter that increased Goodwill by $10 million for Agriculture, primarily related to updates of certain of the valuations.
As of June 30, 2022 and December 31, 2021, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		June 30, 2022			December 31, 2021
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$291	$237	$54	$290	$231	$59
Patents, concessions, licenses and other	5-25	1,966	1,116	850	1,973	1,097	876
		2,257	1,353	904	2,263	1,328	935
Other intangible assets not subject to amortization:
Trademarks		272	—	272	272	—	272
Total Other intangible assets		$2,529	$1,353	$1,176	$2,535	$1,328	$1,207

During the fourth quarter of 2021, the Company recorded $0.5 billion in intangible assets based on the preliminary valuation for the Raven Industries, Inc. and Sampierana S.p.A. acquisitions. The valuation of assets acquired and liabilities assumed has not yet been finalized as of June 30, 2022. Thus, the intangible assets associated with the acquisitions are subject to adjustment during the measurement period. Measurement period adjustments were recorded in the current quarter that increased other intangibles subject to amortization by $20 million primarily related to updates of certain of the valuations.
CNH Industrial recorded amortization expense of $34 million and $21 million for the three months ended June 30, 2022 and 2021, respectively, and $66 million and $40 million for the six months ended June 30, 2022 and 2021, respectively.